		UNITED STATES	OMB APPROVAL
		SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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CARRIER ACCESS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on November 8, 2005

To the Stockholders of Carrier Access Corporation:

Notice is hereby given that the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of Carrier Access Corporation, a Delaware corporation (the “Company”), will be held on November 8, 2005, at 9:30 a.m., Mountain Time, at the Carrier Access headquarters, 5395 Pearl Parkway, Boulder, Colorado 80301, for the following purposes:

1.               To elect six directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

2.               To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.  Only holders of record of the Company’s common stock at the close of business on September 23, 2005, the record date, are entitled to vote on the matters listed in this Notice of Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person.  However, to ensure your representation at the Annual Meeting, please vote as soon as possible by mailing a completed, signed, and dated proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.  For further details, please see the section entitled “Voting” on page one of the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote in person even if he or she has previously voted using the proxy card.

By Order of the Board of Directors
of Carrier Access Corporation

/s/ Nancy Pierce
Nancy Pierce
Secretary

Boulder, Colorado
October 4, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE.

CARRIER ACCESS CORPORATION

PROXY STATEMENT
FOR THE

2005 ANNUAL MEETING OF STOCKHOLDERS

PROCEDURAL MATTERS

General

This Proxy Statement is being furnished to the holders of common stock, par value $0.001 per share (the “Common Stock”), of Carrier Access Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the 2005 Annual Meeting of Stockholders to be held on November 8, 2005, at 9:30 a.m., local time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the matters set forth herein. The Annual Meeting will be held at the Carrier Access headquarters, 5395 Pearl Parkway, Boulder, Colorado 80301.  The telephone number at Carrier Access is 303-442-5455.

This Proxy Statement, the accompanying form of proxy card and the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004, are first being mailed on or about October 4, 2005, to all stockholders entitled to vote at the Annual Meeting.

Stockholders Entitled to Vote; Record Date

Only holders of record of the Company’s Common Stock at the close of business on September 23, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting.  Such stockholders are entitled to cast one vote for each share of Common Stock they held as of the Record Date on all matters properly submitted for the vote of stockholders at the Annual Meeting.  As of the Record Date, there were 34,671,295 shares of the Company’s Common Stock outstanding and entitled to be voted at the Annual Meeting.  No shares of preferred stock were outstanding.  For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company’s Common Stock, see “Security Ownership of Principal Stockholders and Management.”

Quorum; Required Vote

The presence of the holders of a majority of the shares of Common Stock entitled to vote generally at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Such stockholders are counted as present at the meeting if they (1) are present in person at the Annual Meeting or (2) have properly submitted a proxy card.  A plurality of the votes duly cast is required for the election of directors.

Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting.  An abstaining vote is deemed to be a “vote cast” and has the same effect as a vote cast against approval of a proposal requiring approval by a majority of the votes cast.  However, broker “non-votes” are not deemed to be “votes cast.” As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting

Voting by proxy card.  All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards.  If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board.  If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxies on the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment.  The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Voting by attending the meeting.  A stockholder may vote his or her shares in person at the Annual Meeting.  A stockholder planning to attend the Annual Meeting should bring proof of identification for entrance to the Annual Meeting.  If a stockholder attends the Annual Meeting, he or she may also submit his or her vote in person, and any previous votes that were submitted by mail from the stockholder will be superseded by the vote that such stockholder casts at the Annual Meeting.

Changing vote; revocability of proxy.  If a stockholder has voted by sending a proxy card, such stockholder may change his or her vote before the Annual Meeting.  Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted.  A proxy card may be revoked by (1) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy card relating to the same shares, or (2) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not of itself revoke a proxy).  Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting.  Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or should be sent so as to be delivered to Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301, Attention: Corporate Secretary.

Expenses of Solicitation

The Company will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement.  The Company may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners.  Directors, officers and employees of the Company may also solicit proxies in person or by telephone, electronic mail, telegram, letter, facsimile or other means of communication.  Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.  The Company may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners.  The Company’s costs for such services, if retained, will not be significant.

Procedure for Submitting Stockholder Proposals

Requirements for stockholder proposals to be considered for inclusion in the Company’s proxy materials.  Stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy card and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. While the 2005 Annual Meeting is being held in November 2005, the Company anticipates that the 2006 Annual Meeting will be held at the usual time in May 2006.  In order to be included in the Company’s proxy materials for the 2006 Annual Meeting, stockholder proposals must be received by the Secretary of the Company no later than December 21, 2006, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Requirements for stockholder proposals to be brought before an annual meeting.  In addition, the Company’s Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders.  In general, nominations for the election of directors may be made by (1) the Board and/or its Corporate Governance and Nominating Committee or (2) any stockholder entitled to vote who has delivered written notice to the Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the nominees and concerning the stockholder proposing such nominations.  However, if a stockholder wishes only to recommend a candidate for consideration by the Corporate Governance and Nominating Committee as a potential nominee for the Company’s Board of Directors, see the procedures discussed in “Proposal One: Election of Directors – Corporate Governance.”

The Company’s Bylaws also provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of meeting given by or at the direction of the Board of Directors, (2) properly brought before the meeting by or at the direction of the Board of Directors, or (3) properly brought before the meeting by any stockholder entitled to vote who has delivered written notice to the Secretary of the Company within the Notice Period (as defined below), which notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters.

The “Notice Period” is defined as that period not less than 20 days nor more than 60 days prior to the date of the annual meeting of stockholders.  As a result, the Notice Period for the 2006 Annual Meeting is anticipated to start on March 27, 2006 and end on May 6, 2006.

If a stockholder who has notified the Company of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, the Company need not present the proposal for vote at such meeting.

A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company or may be accessed on the Company’s website at www.carrieraccess.com.  All notices of proposals by stockholders, whether or not they are to be included in the Company’s proxy materials, should be sent to Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301, Attention:  Corporate Secretary.

Discretionary Authority to Vote.  With respect to a proposal that is not submitted for inclusion in next year’s proxy materials, but is instead sought to be presented directly at next year’s annual meeting of stockholders, rules of the Securities and Exchange Commission (“SEC”) permit the Company’s management to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on March 6, 2006.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Company’s Board is currently composed of six members.  Each director elected at the Annual Meeting shall hold office until the next annual meeting and until a successor is duly elected and qualified or until his or her death, resignation or removal.

Nominees

Six directors are to be elected at the Annual Meeting.  Based upon the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated the six nominees named below for election at the Annual Meeting, all of whom are presently directors of the Company.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named below.  In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee then designated by the present Board to fill the vacancy so created.  It is not expected that any nominee will be unable or will decline to serve as a director.

The name and certain information regarding each nominee are set forth below.  There are no family relationships among the nominees, except that Roger L. Koenig and Nancy Pierce are married to one another.

Name	Age	Principal Occupation and Business Experience

Roger L. Koenig	51

Mr. Koenig has served as President, Chief Executive Officer and Chairman of the Board of the Company since its formation in September 1992. Prior to co-founding the Company, Mr. Koenig served as President of Koenig Communications, Inc., an equipment systems integration and consulting firm in San Jose, California, from 1987 to 1992. Prior to founding Koenig Communications, Mr. Koenig held a number of positions with IBM/ROLM Europe, a telecommunications equipment manufacturer, including Engineering Section Manager for Europe. Mr. Koenig received a B.S. in Electrical Engineering from Michigan State University and an M.S. in Engineering Management from Stanford University.

Nancy Pierce	48

Ms. Pierce has served as Corporate Development Officer since April 2000 and has been a Director and Secretary of the Company since its formation in September 1992. From November 2004 to June 2005, Ms. Pierce served as interim Chief Financial Officer. Ms. Pierce previously served as Corporate Controller, Chief Financial Officer, Vice President of Finance and Administration and Treasurer of the Company from September 1992 through April of 2000. Prior to co-founding Carrier Access, Ms. Pierce served as the Controller of Koenig Communications, Inc., an equipment systems integration and consulting firm and held positions at IBM Corporation and ROLM Corporation. Ms. Pierce earned a B.S. degree from Colorado State University and an M.B.A. from California State University, Chico. In addition, Ms. Pierce holds an honorary doctorate degree in Commercial Science from St. Thomas Aquinas University.

John W. Barnett, Jr.	64

Mr. Barnett has served as a Director of the Company since December 1998. Mr. Barnett is a telecommunications consultant and private investor. Mr. Barnett previously served as a Senior Executive of McLeod USA from April 2000 through December 2001. Mr. Barnett was President of the Wholesale Services division of MCI WorldCom, Inc. from February 1997 through March 2000 and was President of WorldCom International, Inc., from June 1996 through February 1997. From January 1995 until June 1996, Mr. Barnett served as Senior Vice President of Sales and Marketing of Williams Communications Company. From July 1993 until January 1995, Mr. Barnett was President of WilTel International, a division of WilTel Network Services, a predecessor of WorldCom, Inc. Mr. Barnett has also served as a Director of the Competitive Telecommunications Association, America’s Carriers Telecommunication Association, the Multimedia Telecommunications Association, and several privately held corporations. Mr. Barnett received a B.A. in Political Science from Tulane University.

David R. Laube	57

Mr. Laube has served as a Director of the Company since January 2001. Mr. Laube is currently Executive in Residence for the Business School at the University of Colorado at Denver. He is also active in consulting in the fields of telecommunication and information technology. Mr. Laube served in several Senior Finance and Information Technology positions at US West from 1983 until 2000, the latest position being Vice President and Chief Information Officer. Prior to 1983, Mr. Laube was Vice President of Finance and Information Systems for the digital telephone division of Harris Corporation. Mr. Laube is a director of Net.com, a maker of telecommunications equipment. Mr. Laube received a B.A. in Finance from the University of Washington and holds an M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Laube is also a Certified Public Accountant and was appointed by Colorado Governor Bill Owens as a commissioner for the Colorado Commission on Science and Technology.

Mark A. Floyd	49

Mr. Floyd has served as a Director of the Company since June 2001. Mr. Floyd is currently President and Chief Executive Officer of Entrisphere, Inc., a telecommunications company, a position he has held since August of 2002. Mr. Floyd was the President and Chief Executive Officer of Siemens ICN, Inc. from April 2001 until January 2002. Prior to that, Mr. Floyd co-founded Efficient Networks, Inc., a publicly held company, in June 1993 and served as President, Chief Executive Officer and a Director of Efficient Networks, Inc. from 1993 to 2001. Siemens ICN, Inc. acquired Efficient Networks, Inc. in April 2001. From 1991 to 1993, Mr. Floyd served as Chief Operating Officer and a Director of Networth, Inc., a provider of LAN products including Ethernet hubs, switches and network interface cards. Mr. Floyd previously was Executive Vice President, Chief Financial Officer and Director of Interphase Corporation, a provider of enterprise server connectivity solutions for high-speed LAN, high capacity storage and remote access applications from 1984 to 1991. Mr. Floyd received his B.B.A. in Finance from the University of Texas at Austin.

Thomas C. Lamming	51

Mr. Lamming has served as a Director of the Company since April 2004. Mr. Lamming is currently active as a senior advisor to universities, including the University of Colorado at Denver. Mr. Lamming worked at Accenture, a consulting firm, from 1978 to fall of 2003, concentrating the last 14 years in the communications industry. He was a partner from 1989 until his departure in 2003. He specialized in working with Fortune 500 organizations in the planning, designing, and implementation of integrated business solutions, organization performance, and information technology. Mr. Lamming has held a variety of senior leadership positions including Global Managing Partner (GMP) - Communications Industry Practice and GMP - Next Generation Networks Service Line. Mr. Lamming was also a member of Accenture’s Global Leadership Council and a representative to Accenture’s World Economic Forum team. Mr. Lamming earned his B.S. and M.B.A. degrees at the University of Missouri at Columbia.

The Board recommends a vote “FOR” the nominees listed above.

Board Meetings and Committees

During fiscal 2004, the Board held nine meetings, including regularly scheduled and special meetings.  No director attended fewer than 75% of the total number of meetings of the Board and total number of meetings held by all Board committees of which he or she was a member.  Certain matters approved by the Board were approved by unanimous written consent.

The Board currently has three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

Audit Committee.  The Audit Committee, which was established in accordance with Section 3(a)(58)(A) of the Exchange Act, currently consists of Mr. Floyd, Mr. Laube and Mr. Lamming, each of whom is “independent,” as that term is defined for audit committee members by the listing standards of The NASDAQ Stock Market.  The Board has designated Mr. Laube to be the “audit committee financial expert” as defined under the rules of the SEC.  The Audit Committee met eight times in 2004.  The Audit Committee is responsible for the oversight of Company management and the independent registered public accounting firm and their activities with respect to the Company’s financial reporting process, the selection of the Company’s independent registered public accounting firm, meeting with management to review the Company’s financial controls, and taking such further action as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company, as well as other matters which may come before it or as directed by the Board. The Audit Committee acts pursuant to a written charter adopted by the Board, which is available on the Investor Relations section of our website at www.carrieraccess.com.

Compensation Committee.  The Compensation Committee currently consists of Mr. Barnett, Mr. Floyd, Mr. Laube and Mr. Lamming, each of whom is “independent” as defined in the listing standards of The NASDAQ Stock Market.  The Compensation Committee, which met six times in 2004, reviews and approves the compensation and benefits for the Company’s executive officers, administers the Company’s stock option plans and performs such other duties as may come before it or as directed by the Board.  The Compensation Committee acts pursuant to a written charter adopted by the Board, which is available on the Investor Relations section of our website at www.carrieraccess.com.

Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee currently consists of Mr. Barnett, Mr. Floyd, Mr. Laube and Mr. Lamming, each of whom is “independent” as defined in the listing standards of The NASDAQ Stock Market.    The Corporate Governance and Nominating Committee, which met one time in 2004, is responsible for developing general criteria regarding the qualifications and selection of Board members, recommending candidates for election to the Board, reviewing and making recommendations regarding the composition and mandate of Board committees, developing overall corporate governance guidelines, and overseeing the performance and compensation of the Board.  It is the policy of the Corporate Governance and Nominating Committee to consider recommendations of candidates for the Board of Directors submitted by the stockholders of the Company.  For more information see the discussion in “Corporate Governance.”  The Corporate Governance and Nominating Committee acts pursuant to a written charter adopted by the Board, which is available on the Investor Relations section of our website at www.carrieraccess.com.

Director Compensation

The Company provides cash compensation to independent members of the Board. Members are paid $10,000 annually, $1,000 per board meeting, and $500 per Audit Committee meeting for members of the Audit Committee. Non-employee directors also each receive an automatic initial option grant under the Company’s 1998 Stock Incentive Plan (the “1998 Plan”) to purchase 15,000 shares of Common Stock upon becoming a director (the “Initial Grant”). Each Initial Grant is immediately exercisable but vests in four successive equal annual installments upon the individual’s completion of each year of service on the Board measured from the option grant date.  In addition to the Initial Grant, each such director also receives an option to purchase 10,000 shares of Common Stock on the date of each annual meeting of stockholders, provided such individual has served as a non-employee Board member for at least six months (the “Subsequent Grant”).  Subsequent Grants are immediately exercisable but vest upon the individual’s completion of one year of Board service measured from the option grant date.  Members of the Board are also eligible to receive discretionary option grants and stock issuances under the 1998 Plan.  All such option grants are granted with exercise prices equal to the fair market value of the Company’s common stock on the date of grant.  The 1998 Plan also permits the plan administrator to activate a director fee option grant program. In May 2004, Mr. Barnett, Mr. Floyd and Mr. Laube each received a Subsequent Grant at a strike price of $10.34 per share.  In April 2004, Mr. Lamming received an Initial Grant of 15,000 shares at a strike price of $12.39 per share.  The Board also unanimously approved an additional stock option grant of 35,000 shares for Mr. Lamming at a strike price of $12.39 per share.

Corporate Governance

Code of Ethics and Business Conduct Policy. The Company has adopted a Code of Ethics and Business Conduct Policy (the “Code of Ethics”), applicable to all employees, executive officers and directors.  The Code of Ethics can be found on the Investor Relations page of our website at www.carrieraccess.com and will be updated from time to time to reflect any amendments to or waivers from the Code of Ethics.

Nomination Process for Recommending Candidates for Election to the Board of Directors. The Corporate Governance and Nominating Committee (the “Nominating Committee”) is responsible for, among other things, determining the criteria for membership to the Board of Directors and recommending candidates for election to the Board of Directors. It is the policy of the Nominating Committee of the Company to consider recommendation for candidates to the Board of Directors from stockholders.  Stockholder recommendations for candidates to the Board of Directors must be directed in writing to Carrier Access Corporation, Attn: Corporate Secretary, 5395 Pearl Parkway, Boulder, Colorado 80301 and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock.  Such recommendations must be received by December 31 of the year prior to the year in which the recommended candidate will be considered for nomination.

The Nominating Committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the full Board for selection as director nominees are as follows:

•  The Nominating Committee regularly reviews the current composition and size of the Board. In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board and considers the following: (1) the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board, (2) such factors as issues of character, judgment, diversity, expertise, business experience, length of service, independence, other commitments and the like, and (3) such other factors as the Nominating Committee may consider appropriate.

•  While the Nominating Committee has not established specific minimum qualifications for Director candidates, the Nominating Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (1) are predominantly independent, (2) are of high integrity, (3) have broad, business-related knowledge and experience at the policy-making level in business, government or technology, including their understanding of the telecommunications industry and the Company’s business in particular, (4) have qualifications that will increase overall Board effectiveness and (5) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

•  With regard to candidates who are properly recommended by stockholders or by other means, the Nominating Committee will review the qualifications of any such candidate, which review may, in the Nominating Committee’s discretion, include interviewing references for the candidate, direct interviews with the candidate, or other actions that the Nominating Committee deems necessary or proper.

•  In evaluating and identifying candidates, the Nominating Committee has the authority to retain and terminate any third party search firm that is used to identify director candidates, and has the authority to approve the fees and retention terms of any search firm.

•  The Nominating Committee will apply these same principles when evaluating Board candidates who may be elected initially by the full Board to fill vacancies or add additional directors prior to the annual meeting of stockholders at which directors are elected.

•  After completing its review and evaluation of director candidates, the Nominating Committee selects, or recommends to the full Board of Directors for selection, the director nominees.

During the last year, no third party was used to evaluate or assist in identifying potential nominees.

Contacting the Board of Directors. Stockholders may communicate with the Board in writing by sending comments to Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301, Attention:  Corporate Secretary.  All such communications are forwarded to the Board.  Stockholders may also communicate with the Board through the Investor Relations page at www.carrieraccess.com.

Attendance at the Annual Meeting of Stockholders by the Board of Directors.  While not required, the Board encourages its members to attend the Annual Meeting of Stockholders.  At the 2004 Annual Meeting of Stockholders, two Board members were in attendance.

Independence of the Board of Directors.  The Board has determined that Mr. Barnett, Mr. Floyd, Mr. Laube and Mr. Lamming are “independent” as defined in the listing standards of The NASDAQ Stock Market.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 9, 2005, KPMG LLP (“KPMG”) advised the Audit Committee of the Company that KPMG had declined to stand for re-election as the Company’s independent registered public accounting firm. The decision was mutual between both parties and was approved by the Audit Committee. KPMG’s engagement as the Company’s independent registered public accounting firm ended effective upon completion of the review of the Company’s interim financial statements as of June 30, 2005 and for the three- and six- month periods then ended and the filing by the Company of its Form 10-Q for the period ended June 30, 2005 with the SEC. On September 14, 2005, upon the completion of KPMG’s review of the Company’s interim financial statements as of June 30, 2005 and the filing of the Company’s Form 10-Q for the period ended June 30, 2005, the services of KPMG as the Company’s principal accountants ceased. The Audit Committee of the Company’s Board of Directors has commenced the process of selecting an independent registered public accounting firm to replace KPMG.

In connection with the audits of the two fiscal years ended December 31, 2004, and during the subsequent interim period through September 14, 2005, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to KPMG’s satisfaction would have caused them to make reference thereto in their report.

KPMG’s audit reports on the Company’s consolidated financial statements for the years ended December 31, 2003 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report on the Company’s consolidated financial statements for the year ended December 31, 2003 included a separate paragraph which stated the following: “As discussed in note 5 to the consolidated financial statements, Carrier Access Corporation adopted the provisions of Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” effective January 1, 2002,” and KPMG’s report on the Company’s consolidated financial statements for the year ended December 31, 2004 included a separate paragraph which stated the following: “As discussed in note 3, the consolidated financial statements as of and for the years ended December 31, 2003 and 2004 have been restated to reflect adjustments related to revenue recognition and inventory valuation allowances.”

The audit reports of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2004 because of the effect of material weaknesses on the achievement of the objectives of the control criteria, and contains explanatory paragraphs that state:

•  Management did not comply with established Company policies and procedures requiring a review of the Company’s consolidated statement of cash flows. This failure to comply with established policies and procedures resulted in material misstatements in the Company’s December 31, 2004 consolidated statement of cash flows. Specifically, there were material misstatements in cash flows from operating activities and cash flows from investing activities.

•  The Company did not have effective policies and procedures to evaluate customer arrangements for the appropriate application of revenue recognition criteria as contemplated by generally accepted accounting principles in the U.S. This deficiency resulted in material misstatements to the Company’s financial statements, specifically the overstatement of revenue, costs of sales, and accounts receivable, and the understatement of inventory in the Company’s previously filed consolidated financial statements as of and for the years ended December 31, 2003 and 2004, and for the interim periods contained therein. Accordingly, the Company has restated such consolidated financial statements to reflect the correction of these errors.

•  The Company did not have effective policies and procedures over accounting for its inventory reserves to prevent the write up of inventory once it had been written down in a previous fiscal accounting period. This deficiency resulted in material misstatements of inventory and cost of sales in the Company’s previously filed consolidated financial statements as of and for the years ended December 31, 2003 and 2004, and for the interim periods contained therein. Accordingly, the Company has restated such consolidated financial statements to reflect the correction of these errors.

•  The Company lacked the depth of personnel with sufficient technical accounting expertise to identify and account for complex transactions in accordance with generally accepted accounting principles in the U.S. This deficiency contributed to the aforementioned misstatements and resulted in there being more than a remote likelihood that a material misstatement of the annual or interim financial statements would not be prevented or detected.

During the years ended December 31, 2003 and December 31, 2004 and the subsequent interim period through September 14, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(i)(v)), except the following:

In Item 9A of the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2004, management of the Company reported that it had assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004 and had identified material weaknesses in internal control as described above. Because of the effect of such material weaknesses on the achievement of the objectives of the control criteria, KPMG’s report opined that the Company had not maintained effective internal control over financial reporting as of December 31, 2004.

The subject matter of the material weaknesses described above were discussed by the Company’s management and the Audit Committee of the Board of Directors of the Company with KPMG. The Company has authorized KPMG to respond fully to the inquiries of the successor independent registered public accounting firm concerning these issues, once such firm has been selected.

KPMG furnished a letter addressed to the SEC stating its agreement with certain statements made in the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2005, which statements are not materially different than the statements made herein. KPMG’s letter, dated September 14, 2005, is filed as Exhibit 16.1 to such Current Report on Form 8-K.

KPMG LLP audited the Company’s financial statements from 1994 through fiscal year 2004.  A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

In the event that the Audit Committee has engaged a new independent registered public accounting firm prior to the date of the Annual Meeting, Carrier Access will invite a representative of the new independent registered public accounting firm to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions.

Pre-Approval of Fees by Audit Committee

The Audit Committee must approve all services provided by the independent registered public accounting firm prior to the commencement of such services.   The Audit Committee Chairperson, or when appropriate his/her designee on the Audit Committee, may approve audit and permissible non-audit services up to $50,000, and the full Audit Committee must approve all requests greater than $50,000.

Accounting Fees

The following table shows the fees paid or accrued by the Company for the audit and other services provided by KPMG for each of the last two fiscal years.

	Fiscal Year
	2003	2004
Audit Fees (1)	$186,000	$373,000
Audit-Related Fees (2)	13,500	90,000
Tax Fees (3)	92,360	138,142
All Other Fees	—	—
Total	$291,860	$601,142

(1)           Annual audit fees include fees for professional services rendered for the audit of the Company’s consolidated financial statements, the internal controls review as required by Sarbanes Oxley Section 404, review of interim financial statements, and other services that are normally provided by independent accountants in connection with statutory and regulatory filings or engagements.

(2)           Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”. These fees for 2003 and 2004 include fees for the audits of the Company’s employee benefit plan as well as fees related to SEC registration statements.

(3)           Tax fees include fees for tax preparation, compliance and related services in connection with the Company’s federal, state and local filings each year, and related services reasonably related to such matters.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Common Stock of the Company as of September 23, 2005 for the following: (1) each person or entity who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s voting securities; (2) each of the persons named in the Summary Compensation Table; (3) each of the Company’s current directors; and (4) all directors and executive officers as a group.

	Number of Shares
Name and Address of Beneficial Owner (1)	Beneficially Owned (2)	Percentage of Class
Roger L. Koenig (3)	13,072,616	37.69%
Nancy Pierce (3)	13,072,616	37.69%
KELD, LLC (4)	9,704,500	27.99%
Timothy R. Anderson (5)	—	*
John W. Barnett, Jr. (6)	93,000	*
David R. Laube (7)	157,700	*
Mark A. Floyd (8)	122,700	*
Thomas C. Lamming (9)	14,687	*
All directors and executive officers as a group (7 persons)(10)	13,460,703	38.43%

* Less than 1%

(1)	The address of each person listed on the table is c/o Carrier Access Corporation, 5395 Pearl Parkway, Boulder, Colorado 80301.
(2)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options currently exercisable or exercisable within 60 days of September 23, 2005 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the number of shares beneficially owned and the percentage of such person or entity holding such securities but are not outstanding for the purpose of computing the percentage of any other person or entity. Except as indicated by footnotes to the table, and subject to the applicable community property laws, based on information provided by the persons shown in the table, such persons have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Percentage of shares beneficially owned is based on 34,671,295  shares outstanding as of September 23, 2005.

(3)

Represents 1,170,558 shares held by Mr. Koenig, 1,181,558 shares held by Ms. Pierce, 1,000,000 held jointly by Mr. Koenig and Ms. Pierce, 9,704,500 shares held by KELD, LLC, 8,000 shares of common stock subject to options exercisable within 60 days of September 23, 2005 owned by Mr. Koenig, and 8,000 shares of common stock subject to options exercisable within 60 days of September 23, 2005 owned by Ms. Pierce. Mr. Koenig and Ms. Pierce are managing members of KELD, LLC and have shared voting and investment power over the shares held by KELD, LLC.

(4)	Mr. Koenig and Ms. Pierce are managing members of KELD, LLC and have shared voting and investment power over the shares held by KELD, LLC.
(5)	Mr. Anderson resigned as Chief Financial Officer of the Company on November 18, 2004.
(6)	Consists of 93,000 shares of common stock subject to options exercisable within 60 days of September 23, 2005, 41,000 of which would be subject to the Company’s right of repurchase if exercised.
(7)	Includes 107,700 shares of common stock subject to options exercisable within 60 days of September 23, 2005, 30,000 of which would be subject to the Company’s right of repurchase if exercised.
(8)	Consists of 122,700 shares of common stock subject to options exercisable within 60 days of September 23, 2005, 35,200 of which would be subject to the Company’s right of repurchase if exercised.
(9)	Consists of 14,687 shares of common stock subject to options exercisable within 60 days of September 23, 2005, 3,750 of which would be subject to the Company’s right of repurchase if exercised.
(10)	Includes 354,087 shares of common stock subject to options exercisable within 60 days of September 23, 2005, 155,700 of which would be subject to the Company’s right of repurchase if exercised.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s executive officers, directors and beneficial owners of more than ten percent of any class of the Company’s equity securities registered under Section 12 of the Exchange Act (“10% Stockholders”) to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by the Company, the Company believes that, during fiscal year 2004, our executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements, except that Timothy R. Anderson filed one late Form 4 reporting two transactions, and the following persons each filed one late Form 4 each reporting one transaction: John Barnett, Mark Floyd and David Laube.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company’s Compensation Committee is currently composed of Mr. Barnett, Mr. Floyd, Mr. Laube, and Mr. Lamming. No interlocking relationship exists between any member of the Company’s Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2004 with respect to the shares of the Company’s Common Stock that may be issued under the Company’s existing equity compensation plans.

Number of securities
remaining available
	Number of securities	Weighted-average	for future issuances
	to be issued upon	exercise price of	under equity
	exercise of	outstanding	compensation plans
	outstanding options,	options, warrants	(excluding securities
Plan Category	warrants and rights (a)	and rights (b)	reflected in column (a)) (c)

Equity compensation plans approved by security holders(1)	2,781,159	$6.29	1,837,400
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	2,781,159	$6.29	1,837,400

(1)                                  The number of shares available under the Company’s 1998 Stock Incentive Plan automatically increases on the first trading day of each calendar year by an amount equal to the lesser of 2.5% of the shares of outstanding common stock on the last trading day of the immediately preceding calendar year or 562,500 shares. The numbers listed here are as of January 1, 2005 and include the annual increase of 562,500 shares for 2005.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth information concerning compensation received by the Chief Executive Officer, the Chief Financial Officer and the former Chief Financial Officer, who were most highly compensated executive officers during the last fiscal year (the “Named Executive Officers”), for services rendered to the Company in all capacities for the three years ended December 31, 2004.

	Annual Compensation			Number of Shares
Name and Principal Position	Year	Salary ($)	Bonus ($)	Underlying Options
Roger L. Koenig	2004	277,885	140,623
President, Chief Executive Officer and Chairman of the Board of Directors	2003 2002	170,462 175,000	51,658 —
Nancy Pierce (1)	2004	201,827	102,485
Interim Chief Financial Officer, Corporate Development Officer Director, and Secretary	2003 2002	146,599 151,560	47,817 —
Timothy R. Anderson (2)	2004	224,032	82,485	125,000
Former Chief Financial Officer	2003	170,962	48,393	100,000
	2002	158,396	—	75,000

(1)	Ms. Pierce served as Interim Chief Financial Officer of the Company from November 2004 to June 2005.
(2)	Mr. Anderson resigned as Chief Financial Officer of the Company on November 18, 2004.

Option Grants in Last Fiscal Year

The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during the year ended December 31, 2004.

Individual Grants
	Number of					Potential Realizable Value at
	Securities		Percent of Total			Assumed Annual Rates of
	Underlying		Options Granted	Exercise	Date of	Stock Price Appreciation for
	Options		to Employees in	Price Per	Expiration	Option Term (4)
Name	Granted (1)		Fiscal Year (2)	Share	(3)	5%	10%

Roger L. Koenig	—		—	—	—	$—	$—

Nancy Pierce	—		—	—	—	$—	$—

Timothy R. Anderson	125,000	(5)	10.0%	$10.35	2/12/09	$—	$—

(1)

The options in this table are non-statutory stock options granted under the 1998 Stock Incentive Plan and have exercise prices equal to the fair market value on the date of grant. These options have five-year terms and vest over a period of 48 months at a rate of 25% on the first anniversary date from the date of grant and a rate of 6.25% per quarter thereafter until fully vested.

(2)	The Company granted options to purchase 1,254,700 shares of Common Stock to employees in fiscal year 2004.
(3)	The options in this table may terminate before their expiration upon the termination of optionee’s status as an employee or consultant or upon the optionee’s disability or death.
(4)

Under rules promulgated by the SEC, the amounts in these two columns represent the hypothetical gain or “option spread” that would exist for the options in this table based on assumed stock price appreciation from the date of grant until the end of such options’ five-year term at assumed annual rates of 5% and 10%. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent the Company’s estimate or projection of future stock price growth. The Company does not necessarily agree that this method can properly determine the value of an option.

(5)	Mr. Anderson resigned as Chief Financial Officer of the Company on November 18, 2004, and his unexercised stock options were cancelled on December 8, 2004.

Option Exercises and Holdings

The following table sets forth, as to the Named Executive Officers, certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2004. Also reported are values for “in-the-money” options that represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company’s Common Stock as of December 31, 2004.

			Number of Securities		Value of Unexercised in-the-
	Shares		Underlying Unexercised		Money Options at Fiscal Year
	Acquired	Value	Options at Fiscal Year End		End (1)
Name	on Exercise	Realized ($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Roger L. Koenig	—	—	8,000	—	—	—

Nancy Pierce	—	—	8,000	—	—	—

Timothy R. Anderson (2)	—	—	—	—	—	—

(1)

Market value of underlying securities based on the closing price of the Company’s Common Stock on December 31, 2004 (the last trading day of fiscal 2004) on the NASDAQ National Market of $10.68 per share minus the exercise price. Only exercisable options are calculated in making the determination of the value realized.

(2)	Mr. Anderson resigned as Chief Financial Officer of the Company on November 18, 2004, and his unexercised stock options were cancelled December 8, 2004.

Employment and Change in Control Arrangements

In June 2005, Gary Gatchell joined the Company as its Executive Vice President and Chief Financial Officer.  In connection with his employment, Mr. Gatchell received an option to purchase 200,000 shares of Common Stock of the Company.  Twenty five percent of the shares of Common Stock subject to the option will vest upon the one year anniversary of Mr. Gatchell’s effective date of hire, and the remaining shares subject to the option will vest on a quarterly basis thereafter.  In the event that Mr. Gatchell’s employment with the Company is terminated within the period beginning two months prior to and ending six months following a change of control of the Company, the unvested shares subject to Mr. Gatchell’s option will vest in full.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no reportable relationships or transactions in fiscal 2004.

2004 REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

With respect to the Company’s financial reporting process, the management of the Company is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s consolidated financial statements. The Company’s independent registered public accounting firm is responsible for auditing these financial statements and performing an attestation of the Company’s internal controls. It is the responsibility of the Audit Committee to oversee these activities.

Our Audit Committee reviewed and discussed the audited financial statements with management and with KPMG LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2004.  The Audit Committee discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 and received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1.  The Audit Committee also discussed the auditors’ independence with KPMG LLP.  Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004, for filing with the SEC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

David R. Laube, Chairman

Mark A. Floyd

Thomas C. Lamming

2004 REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee is currently comprised of Mr. Barnett, Mr. Floyd, Mr. Laube, and, as of April 2, 2004, Mr. Lamming, each of whom is a non-employee director and is independent as that term is defined in the listing standards of The NASDAQ Stock Market.  The Compensation Committee met six times during the last fiscal year.  The Compensation Committee generally reviews and approves the Company’s executive compensation policies, including the base salary levels and target incentives for the Company’s executive officers at the beginning of each year, and approves the performance objectives of the executive officers in their areas of responsibility.  The Compensation Committee also administers the Company’s 1998 Stock Incentive Plan, cash compensation and bonus compensation on an annual basis for the Chief Executive Officer and other executive officers of the Company.  In addition, the Compensation Committee has exclusive authority to grant stock options to executive officers.

Compensation Policies

When creating policies and making decisions concerning executive compensation, the Compensation Committee:

•     establishes pay opportunities that are competitive based on prevailing practices for the industry, the stage of growth of the Company, and the labor markets in which the Company operates,

•     independently assesses operating results on a regular basis in light of expected Company performance, and

•     aligns pay incentives with the long-term interests of the Company’s stockholders.

Executive Officer Compensation Program

The Company’s executive compensation program has four major components, the combinations of which are intended to attract, retain, and motivate highly effective executives:

Base salary.  Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable high technology companies.  Local (Denver Area), national, and, for international executives (if any), foreign country data are examined and taken into account, along with the skills and performance of the individual and the needs of the Company.

Cash incentive compensation.  Cash bonuses are designed to motivate executives to attain short-term and long-term corporate, business unit and individual management goals.  The actual annual cash bonuses received by an executive depend upon attainment of certain of these specified business goals.  The formula for incentive bonuses for fiscal year 2004 was based on the achievement of certain revenue and operating margin targets. It is the intention of the Compensation Committee in fiscal year 2005 to continue this linkage between the achievement of specific financial targets and corporate goals, and the payment of incentive cash compensation, for officers and other executives in the Company.

Equity-based incentive compensation.  Option grants and other equity-based compensation have been provided to executives through the Company’s 1998 Stock Incentive Plan.  Under this plan, officers, employees and certain consultants to the Company are eligible to be granted stock options based on competitive market data, as well as their responsibilities and position in the Company.  These options allow participants to purchase shares of the Company’s Common Stock at the market price on the date of the grant, subject to vesting during the participant’s employment with the Company.  The purpose of this stock plan is to instill the economic incentives of ownership and to create management incentives to improve stockholder value.  The Company’s stock option plan utilizes vesting periods to encourage executives and employees to remain with the Company and to focus on longer-term results.

Other executive compensation.  The Company provides certain other compensation programs to executives that are also available to other Company employees, including pre-tax savings plans, medical, dental, and vision benefits.  The Company generally does not provide executive perquisites.

Chief Executive Officer Compensation

In determining Mr. Koenig’s compensation for the fiscal year ended December 31, 2004, the Compensation Committee reviewed industry surveys of compensation paid to chief executive officers of comparable companies, with a focus on those companies located in the Denver Area, and evaluated achievement of corporate individual objectives for the fiscal year.  The Compensation Committee increased Mr. Koenig’s base salary for fiscal year 2004.  Mr. Koenig received an incentive bonus for fiscal year 2004 that was determined on the basis of the Company’s revenue and operating income. We believe it is critical to the Company’s long-term success to continue to tie the Chief Executive Officer’s incentive to the Company’s performance and to align individual financial interests more closely with those of stockholders.

Deductibility of Executive Compensation

Beginning in 1994, the Internal Revenue Code of 1986, as amended, limited the federal income tax deductibility of compensation paid to the Company’s chief executive and to each of the other four most highly compensated executive officers.  For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise.  The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1.0 million or meets certain other conditions (such as stockholder approval).  Considering the Company’s current compensation plans and policy, the Company and the Compensation Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation.  If the deductibility of executive compensation becomes a significant issue, the Company’s compensation plans and policy will be modified to maximize deductibility if the Company and the Compensation Committee determine that such action is in the best interests of the Company.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Mark A. Floyd, Chairman
John W. Barnett, Jr.
David R. Laube
Thomas C. Lamming

COMPANY STOCK PRICE PERFORMANCE

The following graph compares the cumulative total return to stockholders on the Company’s Common Stock with the cumulative total return of the S&P 500 Index and the NASDAQ Telecommunications Index.  The graph assumes that $100 was invested on December 31, 1999, in the Company’s Common Stock and each of the indices discussed above.  No dividends have been declared or paid on the Company’s Common Stock.  Note that historic stock price performance is not necessarily indicative of future stock price performance.

	Cumulative Total Return
	12/99	12/00	12/01	12/02	12/03	12/04	8/05
Carrier Access Corporation	100.00	13.37	4.34	0.56	18.63	15.87	8.84
S & P 500	100.00	90.89	80.09	62.39	80.29	89.02	90.75
NASDAQ Telecommunications	100.00	44.24	31.09	16.02	26.72	28.77	29.14

OTHER MATTERS

The Board does not know of any other matters to be presented at the Annual Meeting.  If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on any such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by executing and returning, at your earliest convenience, the accompanying proxy card in the envelope that has been provided.

THE BOARD OF DIRECTORS

Boulder, Colorado

October 4, 2005

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Carrier Access Corporation
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	☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 - Roger L. Koenig	☐	☐	04 - David R. Laube	☐	☐

02 - Nancy Pierce	☐	☐	05 - Mark A. Floyd	☐	☐

03 - John W. Barnett, Jr.	☐	☐	06 - Thomas C. Lamming	☐	☐

Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)
		/	/

1 U P X H H H P P P P	006690

001CD40001                  00GYIB

Proxy - Carrier Access Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

5395 Pearl Parkway

Boulder, Colorado 80301

The undersigned stockholder of Carrier Access Corporation, a Delaware corporation (“Carrier Access”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated October 4, 2005, and appoints Nancy Pierce and Kevin Kuznicki proxies and attorneys-in-fact (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of Common Stock of Carrier Access that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Carrier Access to be held on November 8, 2005 at the Carrier Access headquarters, 5395 Pearl Parkway, Boulder, Colorado 80301 at 9:30 A.M Mountain Time, and at any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CARRIER ACCESS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 8, 2005. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL STATED ON THE REVERSE SIDE, AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL STATED ON THE REVERSE SIDE.